THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account C

Multi-Fund®
Multi-Fund® Select

Lincoln Life Variable Annuity Account Q

Multi-Fund® Group

Supplement dated August 22, 2014 to the Prospectus dated May 1, 2014

This supplement outlines a change to the prospectus for your variable annuity contract. It is for informational purposes and requires no action on your part.

The following information is provided to you on behalf of the fund companies and outlines several changes to the underlying investment options in your contract.

Delaware VIP® Trust – The Delaware VIP Smid-Cap Growth Series is now sub-advised by Jackson Square Partners, LLC.

DWS Variable Series II – Effective August 11, 2014, the name of the DWS Variable Series II was changed to Deutsche Variable Series II. The name of the DWS Alternative Asset Allocation VIP Portfolio was changed to Deutsche Alternative Asset Allocation VIP Portfolio. Please note that these name changes will not be reflected on your quarterly statements or confirmations until a later time.

All other provisions of your prospectus not discussed in the supplement remain unchanged. Please keep this supplement with your prospectus for future reference.